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                                                                    Exhibit 10.8

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of February 23, 2000, is entered into by Glenn J. Rufrano, an individual ("Pledgor"), and New Plan Excel Realty Trust, Inc ("Lender").

        WHEREAS, Pledgor (i) is acquiring on the date hereof 515,121 shares of common stock, par value $.01 per share, of Lender (the "Purchased Shares"), and
(ii) is delivering to Lender a promissory note (the "Note") of Pledgor in the amount of $5,610,000 for a portion of the purchase price of the Purchased Shares; and

        WHEREAS, Lender has agreed to accept the Note only on the condition that Pledgor pledge the Purchased Shares to Lender in accordance with the terms of this Pledge Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.

               (a) "Obligations" shall mean all indebtedness, liabilities and obligations of Pledgor to Lender, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, expenses or otherwise, arising out of or in connection with the Note (including without limitation this Pledge Agreement), but shall not include any other indebtedness, liability or obligation of Pledgor of any kind or nature whatsoever.

               (b) "Pledged Stock" shall mean (i) the Purchased Shares, and the certificates representing such shares, and (ii)_all certificates, options, rights, dividends or other distributions issued as an addition to, in substitution or in exchange for, or on account of, the Purchased Shares, and all proceeds of all of the foregoing, now or hereafter owned or acquired by Pledgor.

        2.     Grant of Security Interest.

               (a) As collateral security for the prompt and complete payment and performance when due of all the Obligations, Pledgor hereby pledges and assigns to Lender the Pledged Stock and grants to Lender a first




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priority lien on, and security interest in, the Pledged Stock and the proceeds thereof.

               (b) Simultaneously with the execution of this Pledge Agreement, Pledgor is delivering to Lender the certificate(s) representing the shares of Pledged Stock described in Section 1(b)(i) hereof, which certificate(s) shall be registered in the name of Pledgor, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any documentary tax stamps and any other document necessary to cause Lender to have a good, valid and perfected first pledge of, lien on and security interest in the Pledged Stock, free and clear of any mortgage, pledge, lien security interest, hypothecation, assignment, charge, right, encumbrance or restriction (individually, "Encumbrance" and collectively, "Encumbrances"). At any time following an Event of Default (as hereinafter defined), any or all shares of the Pledged Stock held by Lender hereunder may be registered, at the option of Lender exercised in accordance with Section 3(d) hereof, in the name of Lender or in the name of its nominee as pledgee.

        (c) Pledgor agrees that the certificate(s) representing the Pledged Shares shall contain a legend substantially in the following form:

        "The shares represented by this certificate have been pledged pursuant to a Stock Pledge Agreement dated as of February 23, 2000 by and between the holder hereof and New Plan Excel Realty Trust, Inc., and may not be sold or otherwise transferred except in accordance with the terms thereof. These shares also are subject to additional restrictions on transfer under federal and state securities laws, and may not be sold or otherwise transferred except in compliance with such laws, and subject to the provisions of the Employment Agreement between Pledgor and Lender dated February 23, 2000, as it may from time to time be amended."

        3. Voting Rights, Dividends and Distributions. So long as no Event of Default shall have occurred and be continuing, and subject to the provisions of the Employment Agreement between Pledgor and Lender dated February 23, 2000, as it may from time to time be amended ("Employment Agreement"):

               (a) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Stock or any part thereof, subject to the terms hereof;

               (b) Subject to Section 3(d) hereof, Pledgor shall be entitled to receive and retain cash dividends payable on the Pledged Stock; provided,



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however, that Lender shall be entitled to apply any cash dividends payable on the Pledged Stock to any amounts then due under the Note and outstanding; and provided further, that all other dividends (including, without limitation, stock and liquidating dividends), distributions in property, returns of capital and other distributions made on or in respect of the Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Lender or received in exchange for the Pledged Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Lender may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Pledged Stock, shall be retained by Lender, or, if delivered to Pledgor, shall be held in trust for the benefit of Lender and forthwith delivered to Lender and shall be considered as part of the Pledged Stock for all purposes of this Pledge Agreement;

               (c) Lender shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 3(a) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to Section 3(b) above; and Pledgor shall execute and deliver to Lender such instruments as may be required or may be reasonably requested by Lender to enable Lender to receive and retain the dividends, distributions in property, returns of capital and other distributions it is authorized to receive and retain pursuant to Section 3(b) above; and

               (d) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to Section 3(a) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to Section 3(b) above shall cease, at the option of Lender, and all such rights shall thereupon become vested in Lender, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends. In such case Pledgor shall execute and deliver such documents as Lender may reasonably request to enable Lender to exercise such rights and receive such dividends. In addition, Lender is hereby appointed the attorney-in-fact of Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence and during the continuance of an Event of Default, whether in the name of Lender or Pledgor, as Lender may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends. Any and all money and other property paid over to or received by Lender pursuant to



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the provisions of this Section 3(d) shall be retained by Lender as part of the
Pledged Stock and shall be applied in accordance with the provisions hereof.

        4.     Events of Default; Remedies Upon Default.

               (a) Each of the following shall constitute an Event of Default under this Pledge Agreement:

                        (i) Failure of Pledgor to perform or observe any covenant set forth in this Pledge Agreement, if such failure shall not have been cured within thirty (30) days after written notice thereof has been given to Pledgor by Lender;

                        (ii) Any representation or warranty made by Pledgor in this Pledge Agreement shall be untrue as of the date made in any material respect;

                        (iii) Any sale, assignment, pledge or other encumbrance or transfer of the Pledged Stock following the date hereof not permitted by the Employment Agreement; or

                        (iv) The occurrence of a Default under and as defined in the Note.

               (b) Upon the occurrence and during the continuance of an Event of Default, in addition to having the right to exercise any right or remedy of a secured party upon default under the Uniform Commercial Code as then in effect in the State of New York (the "Uniform Commercial Code"), Lender may, to the extent permitted by law, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), apply any cash held by it hereunder in the manner provided in Section 4(c) hereof and if there shall be no such cash or if the cash so applied shall be insufficient to pay in full the items specified in Section 4(c) below, forthwith sell, or agree to sell, or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere, at such prices and upon such terms and conditions (including, without limitation, requirements that any purchaser of all or any part of the Pledged Stock be an "accredited investor" for purposes of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")), as it deems appropriate. The Lender or any prospective purchaser shall have the right to purchase upon any such sale the whole or any part of the Pledged Stock free of



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any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released.

               (c) The proceeds of any such disposition or other action by Lender shall be applied as follows:

                        (i) First, to the payment of all costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of Lender hereunder, including, without limitation, reasonable attorneys' fees and expenses;

                        (ii)    Second, to the satisfaction of the Obligations;

                        (iii) Third, to the payment of any amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

                        (iv) Fourth, to the payment to Pledgor of any surplus then remaining from such proceeds, unless otherwise required by law or directed by a court of competent jurisdiction.

               (d) The Lender need not give more than fifteen (15) business days' notice of the time and place of any public sale or of the time after which a private sale may take place unless such sale is to be made in the open market, in which case the above fifteen business day period shall be five (5) business days, which notice, in each case, Pledgor hereby deems reasonable.

        5. Representations and Warranties of Pledgor. Pledgor represents and warrants that:

               (a) Pledgor has, and has duly exercised, all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in the recitals to this Pledge Agreement, and to carry out the transactions contemplated by this Pledge Agreement. This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

               (b) Upon delivery of the Pledged Stock, Pledgor will be the direct record owner and beneficial owner of the Pledged Stock, owning such shares free and clear of any Encumbrance except for that granted hereunder.



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               (c)      The execution and delivery of this Pledge Agreement, and
the performance of its terms, will not violate or constitute a default under the terms of any agreement, contract or other instrument, law, statute, ordinance, license, judgment, decree, order or other governmental rule or regulation applicable to Pledgor or any material portion of Pledgor's property.

               (d) Upon delivery of the Pledged Stock to Lender, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior Encumbrance.

               (e) No approval, consent or other action by Pledgor, any governmental authority or any other person is or will be necessary to permit the valid execution, delivery or performance of this Pledge Agreement by Pledgor.


        6. Covenants of Pledgor. The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, Pledgor will:

               (a) At Pledgor's own expense, defend Lender's right, title and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity;

               (b) At the request of Lender, execute, deliver and file any and all financing statements, continuation statements, stock powers, instruments and other documents necessary or desirable, in Lender's reasonable opinion, to create, perfect, preserve, validate or otherwise protect the pledge of the Pledged Stock to Lender and Lender's lien on and security interest in the Pledged Stock and the first priority thereof; and

               (c) Maintain, or cause to be maintained, at all times, the pledge of the Pledged Stock to Lender and Lender's lien on and security interest in the Pledged Stock and the first priority thereof; provided, however, that Pledgor shall have no liability under this subparagraph (c) for actions of Lender.

               (d) Promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices, received by him with respect to Pledged Stock.

               (e) At any time, and from time to time, upon the written request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request to effect the purposes of this Agreement.



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        7.     Release of Pledged Stock. Upon a partial satisfaction of the
Obligations as provided for in the Employment Agreement and payment of all costs and expenses of Lender as provided herein, a portion of the Pledged Stock as provided for in the Employment Agreement shall be released from the security interest granted pursuant to this Agreement and Lender shall deliver to Pledgor, at Pledgor's expense, such Pledged Stock. Upon the satisfaction in full of all Obligations and the full payment of all costs and expenses of Lender as provided herein, this Agreement shall terminate and Lender shall deliver to Pledgor, at Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

        8. Sale of the Pledged Stock. The Pledgor recognizes that Lender may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated, among other things, to be an "accredited investor" for purposes of Regulation D under the Securities Act and to agree to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Lender than those of public sales of all of the Pledged Stock and agrees that such sales shall be deemed to have been made in a commercially reasonable manner and that Lender has no obligation to delay sale of any Pledged stock until such time as it may make a public sale under the Securities Act.

        9. Termination. Upon the satisfaction in full of all obligations of Pledgor under this Pledge Agreement and the Note and the full payment of all additional costs and expenses of Lender as provided herein, this Agreement shall terminate and Lender shall deliver to Pledgor, at Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

        10.    Limitation on Lender's Duty in Respect of Collateral.

               (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to Pledgor.

               (b) No course of dealing between Pledgor and Lender, nor any failure to exercise, nor any delay in exercising any right, power or privilege of Lender hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or



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thereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

               (c) The rights and remedies provided herein and in all other agreements, instruments and documents delivered pursuant to or in connection with the Note are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

        11. Notices. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given effective at the times provided for in Section
4.1 of the Note when hand delivered, sent by nationally-recognized overnight courier or mailed first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to Lender:

                     New Plan Excel Realty Trust, Inc.
                     1120 Avenue of the Americas
                     12th Floor
                     New York, New York 10036
                     Attention: Steven F. Siegel, General Counsel

               If to Pledgor:

                     at the address set forth on the signature page hereof

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        12. Successors and Assigns. This Pledge Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.



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        13.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles.

        IN WITNESS WHEREOF, this Pledge Agreement has been duly executed and delivered by or on behalf of the parties hereto as of the date and year first above written.

                                      /s/ Glenn J. Rufrano
                                      -------------------------------
                                      GLENN J. RUFRANO

                                      Address:

                                      c/o New Plan Excel Realty Trust, Inc.
                                      1120 Avenue of the Americas
                                      12th Floor
                                      New York, New York 10036

                                      NEW PLAN EXCEL REALTY TRUST, INC.

                                      By: /s/ Steven F. Siegel
                                         ----------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------



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